UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2009

EUROGAS, INC.
(Exact name of registrant as specified in its charter)

Utah	000-24781	87-0427676
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

c/o Mabey & Coombs, L.C., 3098 South Highland Drive, Suite 323, Salt Lake City, UT	84106-6001
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	801-467-2021

4087 Nike Drive, Unit #4, West Jordan, Utah, 84088
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1.

The directors accept with regret the personal resignation of Mr. Hank Blankenstein as long-term director, chief financial officer and secretary of the Company, dated Oct. 4, 2009, citing personal and health related reasons due to his long ongoing battle with severe symptoms of neurological disorders.

2.

The directors appoint Mr. Harald Schmidt as director and executive vice president of the Company, dated Oct. 1, 2009. Mr. Schmidt will also take over the vacant position as chief financial officer and secretary in the interim until a successor to Mr. Blankenstein is found.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROGAS, INC.

By:

/s/ Wolfgang Rauball
Wolfgang Rauball
President, CEO and Chairman
Date: January 5, 2010